[AIM INVESTMENTS LOGO APPEARS HERE]     P.O. BOX 9112
                                        FARMINGDALE, NY 11735




                        FOUR EASY WAYS TO VOTE YOUR PROXY

 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.

TELEPHONE:  Call 1-888-221-0697 and follow the simple instructions.

     MAIL:  Vote, sign, date and return your proxy by mail.

IN PERSON:  Vote at the Special Meeting of Shareholders.


AIM OPPORTUNITIES I FUND (THE "FUND")                            PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM SPECIAL OPPORTUNITIES FUNDS                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                              TO BE HELD MARCH 15, 2007

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on March 15, 2007, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.


                           NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.


                                    PROXY MUST BE SIGNED AND DATED BELOW.


                           Dated                          2007
                                 ------------------------


                           -----------------------------------------------------
                           Signature(s) (if held jointly)      (SIGN IN THE BOX)

                           NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

                                                                  AIM OPS I - DH

                                      PLEASE FILL IN BOX AS SHOWN USING BLACK OR
                                      BLUE INK OR NUMBER 2 PENCIL. [X]
                                      PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                          FOR     AGAINST    ABSTAIN
1.  Approve an Agreement and Plan of Reorganization (the "Agreement") under               [ ]       [ ]        [ ]
    which all of the assets and liabilities of AIM Opportunities I Fund (the
    "Fund"), a portfolio of AIM Special Opportunities Funds ("Trust"), will be transferred to AIM Small Cap Equity Fund ("Buying Fund"), a portfolio of AIM
    Funds Group ("Buyer"), and Buyer will issue shares of each class of Buying
    Fund to shareholders of the corresponding class of shares of the Fund.


PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.




                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND
                      RETURN IT IN THE ENCLOSED ENVELOPE.


                                                                  AIM OPS I - DH

[AIM INVESTMENTS LOGO APPEARS HERE]     P.O. BOX 9112
                                        FARMINGDALE, NY 11735




                        FOUR EASY WAYS TO VOTE YOUR PROXY

 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.

TELEPHONE:  Call 1-888-221-0697 and follow the simple instructions.

     MAIL:  Vote, sign, date and return your proxy by mail.

IN PERSON:  Vote at the Special Meeting of Shareholders.


AIM OPPORTUNITIES II FUND (THE "FUND")                           PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM SPECIAL OPPORTUNITIES FUNDS                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                              TO BE HELD MARCH 15, 2007

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on March 15, 2007, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.


                           NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.


                                    PROXY MUST BE SIGNED AND DATED BELOW.


                           Dated                          2007
                                 ------------------------


                           -----------------------------------------------------
                           Signature(s) (if held jointly)      (SIGN IN THE BOX)

                           NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

                                                                 AIM OPS II - DH

                                      PLEASE FILL IN BOX AS SHOWN USING BLACK OR
                                      BLUE INK OR NUMBER 2 PENCIL. [X]
                                      PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                          FOR     AGAINST    ABSTAIN
1.  Approve an Agreement and Plan of Reorganization (the "Agreement") under               [ ]       [ ]        [ ]
    which all of the assets and liabilities of AIM Opportunities II Fund (the
    "Fund"), a portfolio of AIM Special Opportunities Funds ("Trust"), will be transferred to AIM Select Equity Fund ("Buying Fund"), a portfolio of AIM
    Funds Group ("Buyer"), and Buyer will issue shares of each class of Buying
    Fund to shareholders of the corresponding class of shares of the Fund.


PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.




                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND
                      RETURN IT IN THE ENCLOSED ENVELOPE.


                                                                 AIM OPS II - DH

[AIM INVESTMENTS LOGO APPEARS HERE]     P.O. BOX 9112
                                        FARMINGDALE, NY 11735




                       FOUR EASY WAYS TO VOTE YOUR PROXY

 INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.

TELEPHONE:  Call 1-888-221-0697 and follow the simple instructions.

     MAIL:  Vote, sign, date and return your proxy by mail.

IN PERSON:  Vote at the Special Meeting of Shareholders.


AIM OPPORTUNITIES III FUND (THE "FUND")                          PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM SPECIAL OPPORTUNITIES FUNDS                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                              TO BE HELD MARCH 15, 2007

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on March 15, 2007, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.


                           NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.


                                    PROXY MUST BE SIGNED AND DATED BELOW.


                           Dated                          2007
                                 ------------------------



                           -----------------------------------------------------
                           Signature(s) (if held jointly)      (SIGN IN THE BOX)

                           NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

                                                                AIM OPS III - DH

                                      PLEASE FILL IN BOX AS SHOWN USING BLACK OR
                                      BLUE INK OR NUMBER 2 PENCIL. [X]
                                      PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                          FOR     AGAINST    ABSTAIN
1.  Approve an Agreement and Plan of Reorganization (the "Agreement") under               [ ]       [ ]        [ ]
    which all of the assets and liabilities of AIM Opportunities III Fund (the
    "Fund"), a portfolio of AIM Special Opportunities Funds ("Trust"), will be transferred to AIM Select Equity Fund ("Buying Fund"), a portfolio of AIM
    Funds Group ("Buyer"), and Buyer will issue shares of each class of Buying
    Fund to shareholders of the corresponding class of shares of the Fund.


PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.




                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND
                      RETURN IT IN THE ENCLOSED ENVELOPE.


                                                                AIM OPS III - DH